UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 22, 2008

SERVIDYNE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	0-10146	58-0522129

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1945 The Exchange
Suite 300
Atlanta, Georgia	30339-2029

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (770) 953-0304
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	– AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
          On September 16, 2008, the shareholders of Servidyne, Inc. (the “Company”) adopted an amendment to Article V of the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock, $1.00 par value, from 5,000,000 to 10,000,000. This amendment, as well as further amendments to the articles of incorporation to delete obsolete references to the Company’s initial registered office, initial registered agent, initial board of directors, and incorporator, became effective on September 22, 2008.
          The description of the amendments to the Company’s articles of incorporation is qualified in its entirety by the text of the amended and restated articles of incorporation, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
ITEM 9.01– FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVIDYNE, INC.
Dated: September 22, 2008	By:	/s/ Rick Paternostro
Rick Paternostro
Chief Financial Officer